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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                       0-692                 46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

               125 South Dakota Avenue                          57104
              Sioux Falls, South Dakota                      (Zip Code)
       (Address of principal executive offices)

                                 (605) 978-2908
                         (Registrant's telephone number,
                              including area code)







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Item 8.01      Other Events

On September 3, 2004, NorthWestern Corporation (the "Company") issued a press release announcing that the Company filed with the U.S. Bankruptcy Court for the District of Delaware a Second Amended and Restated Plan of Reorganization and Disclosure Statement reflecting a settlement agreement the Company reached with Harbert Management Corp. and Wilmington Trust. In addition, the Bankruptcy Court authorized the Company to begin a resolicitation of certain creditor groups of the Company's Second Amended and Restated Plan of Reorganization (the "Plan") and set October 6, 2004, for the continuation of the Company's confirmation hearing of its amended Plan. The press release is attached hereto as Exhibit 99.1.


Item 9.01      Financial Statements and Exhibits


EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated September 3, 2004

* filed herewith









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:  /s/ Eric Jacobsen
                                         ------------------------------------
                                         Eric Jacobsen
                                         Senior Vice President - General Counsel
                                         and Chief Legal Officer


Date:  September 9, 2004








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                                Index to Exhibits
                                -----------------


EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated September 3, 2004

* filed herewith